Exhibit 10.33
EXECUTION COPY
AMENDMENT NO. 1 *
          AMENDMENT NO. 1 dated as of February 8, 2011 between The GEO Group, Inc., a Florida corporation (the “Borrower”), its Subsidiaries listed on the signature pages hereto, the Lenders that are signatory hereto and BNP Paribas, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”).
          The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of August 4, 2010 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $750,000,000.
          The Borrower has requested, and the Lenders party hereto have agreed, that the Credit Agreement, the Disclosure Supplement and the Collateral Assignment be amended in certain respects on the terms and conditions hereof, and accordingly the parties hereto hereby agree as follows:
          Section 1. Definitions; Section References. Except as otherwise defined in this Amendment No. 1 or as the context requires, terms defined in the Credit Agreement are used herein as defined therein, and references to Sections and Schedules mean the respective Sections and Schedules of the Credit Agreement.
          Section 2. Amendments.
          2.01. References Generally. References in the Loan Documents to the Credit Agreement, the Disclosure Supplement and the Collateral Assignment shall be deemed to be references to such documents as amended hereby.
          2.02. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          (a) Definitions.
          (i) The following new defined terms shall be inserted into Section 1.01 in the appropriate alphabetical order:
     “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of February 8, 2011.
     “Amendment No. 1 Effective Date” means the date on which the amendments contemplated by Amendment No. 1 become effective.
     “New Senior Unsecured Notes” means $300,000,000 6.625% senior unsecured notes due 2021 issued by the Borrower.
          (ii) The definition of “EBITDA” in Section 1.01 shall be amended to read as follows:
     “EBITDA” means, for any period, Net Income for such period plus the sum of the following determined on a consolidated basis, without duplication, for the Borrower and its Subsidiaries and Other Consolidated Persons in accordance with GAAP: (a) the sum of the

*       Certain portions of this Amendment No. 1 to the Credit Agreement have been omitted based upon a request for confidential treatment filed with the Securities and Exchange Commission. The non-public information has been filed with the Securities and Exchange Commission.
Amendment No. 1

following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges (excluding insurance reserves), (iv) extraordinary charges and (v) an amount (not exceeding $20,000,000) equal to the aggregate amount of start-up and transition costs incurred during such period in connection with Facilities and operations less (b) to the extent added in determining Net Income, interest income and any extraordinary gains. If the Acquisition or any Permitted Acquisition is consummated at any time during a period for which EBITDA is calculated, EBITDA for such period shall be calculated on a Pro Forma Basis and, to the extent deducted in determining Net Income for such period, the amount of transaction costs and expenses and extraordinary charges relating to the Acquisition or such Permitted Acquisition (or relating to any acquisition consummated by the acquired entity prior to the closing of the Acquisition or such Permitted Acquisition but during the period of computation), as the case may be, shall be added to EBITDA for such period.”
          (iii) The definition of “Guarantee” in Section 1.01 shall be amended by replacing “guaranteeing any Indebtedness or other obligation” with “guaranteeing any Indebtedness or other payment obligation”.
          (iv) The definition of “Interest Period” in Section 1.01 shall be amended by replacing the first occurrence of “Effective Date” with “Effective Date, one, two or three weeks thereafter, in each case, as specified in the applicable Borrowing Request or Interest Election Request, or for any period ending on or prior to the 30th day following the Amendment No. 1 Effective Date”.
          (v) The definition of “Material Real Property” in Section 1.01 shall be amended by replacing “$20,000,000” with “$30,000,000”.
          (vi) The definition of “Mortgages” in Section 1.01 shall be amended by deleting “(including any amendment to any Mortgage existing on the Effective Date recorded in connection with the Existing Credit Agreement)” and replacing “Effective Date” with “Amendment No. 1 Effective Date” in the clause (i) thereof.
          (vii) The definition of “Permitted Business” in Section 1.01 shall be amended to read as follows:
     “Permitted Business” means a business, a line of business or a facility in the same line of business as is conducted by the Borrower and its Restricted Subsidiaries on the date hereof (or conducted by BII Holding Corporation and its Subsidiaries on the Amendment No. 1 Effective Date), or a business reasonably related thereto or ancillary or incidental thereto, or a reasonable extension thereof, including the privatization of governmental services.
          (viii) The definition of “Pro Forma Basis” in Section 1.01 shall be amended to read as follows:
     “Pro Forma Basis” means, in making any determination of EBITDA or Adjusted EBITDA for any period, that pro forma effect shall be given to any acquisition permitted hereunder (including the Acquisition) that occurred during such period and to any acquisition by the Person acquired by Borrower or its Restricted Subsidiary that occurred during such period, in each case, taking into account both revenues (excluding revenues created by synergies) and estimated cost-savings, as determined reasonably and in good faith by a Financial Officer and approved by the Administrative Agent, provided that

Borrower delivers to the Administrative Agent a certificate of a Financial Officer setting forth such pro forma calculations and all assumptions that are material to such calculations.”
          (ix) The definition of “Pro Forma Senior Secured Leverage Ratio” in Section 1.01 shall be amended to as follows:
     “Pro Forma Senior Secured Leverage Ratio” means, on any date, (a) if such date is the last day of a fiscal quarter of the Borrower, the Senior Secured Leverage Ratio on such date and (b) if such date is not the last day of a fiscal quarter of the Borrower, the Senior Secured Leverage Ratio on the last day of the Borrower’s fiscal quarter then most recently ended, (i) after giving pro forma effect since such last day through and including such date to: (x) all payments, prepayments, redemptions, retirements, sinking fund payments, and borrowings, issuances and other incurrences, of secured Indebtedness and (y) any changes to the amount of Unrestricted Cash held by the Borrower and its Subsidiaries and (ii) calculating EBITDA for the period of computation on a Pro Forma Basis as if any acquisition permitted hereunder that was consummated after such period ended was consummated on the first day of such period.”
          (x) The definition of “Pro Forma Total Leverage Ratio” in Section 1.01 shall be amended to read as follows:
     “Pro Forma Total Leverage Ratio” means, on any date, (a) if such date is the last day of a fiscal quarter of the Borrower, the Total Leverage Ratio on such date and (b) if such date is not the last day of a fiscal quarter of the Borrower, the Total Leverage Ratio on the last day of the Borrower’s fiscal quarter then most recently ended, (i) after giving pro forma effect since such last day through and including such date to: (x) all payments, prepayments, redemptions, retirements, sinking fund payments, and borrowings, issuances and other incurrences, of Indebtedness and (y) any changes to the amount of Unrestricted Cash held by the Borrower and its Subsidiaries and to the amount of cash and Permitted Investments on deposit in the MCF Debt Service Reserve Fund and the MCF Bond Fund Payment Account and (ii) calculating EBITDA for the period of computation on a Pro Forma Basis as if any acquisition permitted hereunder that was consummated after such period ended was consummated on the first day of such period.”
          (b) The second paragraph of Section 2.01(d) shall be amended to read as follows:
     “Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be (A) $20,000,000 or a larger multiple of $1,000,000 or (B) any other amount consented to by the Administrative Agent and (ii) the aggregate principal amount of all Incremental Loan Commitments established after the Amendment No. 1 Effective Date plus the aggregate principal amount of all Revolving Credit Commitment Increases obtained after the Amendment No. 1 Effective Date shall not exceed $250,000,000. Except as otherwise expressly provided herein, the Incremental Loans of any Series shall have the interest rate, participation and other fees, commitment reduction schedule (if any), amortization and maturity date, and be subject to such conditions to effectiveness and initial credit extension, as shall be agreed upon by the respective Incremental Lenders of such Series, the Borrower and the Administrative Agent (which agreement by the Administrative Agent shall not be unreasonably withheld in the case of interest rates and participation and other fees), provided that in any event (i) the Incremental Loans shall be subject to, and entitled to the benefits of, the collateral security and Guarantees provided for herein and in the other Loan Documents on an equal and ratable basis with each other Loan, (ii) the maturity for Incremental Loans shall not be earlier than the Term Loan Maturity Date for Tranche A Term Loans and may be later than such Term Loan Maturity Date to the extent so agreed by the Borrower and such Incremental Lenders and (iii) the weighted average-life-to-maturity for such Series of Incremental Loans shall not be shorter than the weighted average-life-to-maturity for the Tranche A Term Loans and may be longer than the weighted average-life-to-maturity for the Tranche A Term Loans to the extent so agreed by the Borrower and such Incremental Lenders.”
          (c) Section 2.08(e)(i)(B) shall be amended to read as follows:
     “(B) the aggregate principal amount of all Incremental Loan Commitments established after the Amendment No. 1 Effective Date plus the aggregate principal amount of all Revolving Credit Commitment Increases obtained after the Amendment No. 1 Effective Date shall not exceed $250,000,000;”
          (d) Section 2.09(g) shall be amended by deleting the last sentence thereof.
          (e) Section 3.17 shall be amended to read as follows:
     “SECTION 3.17. Real Property. Set forth on Schedule 3.17 of the Disclosure Supplement is a list, as of the Amendment No. 1 Effective Date, of all of the real property interests held by the Borrower and its Restricted Domestic Subsidiaries, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessee and the location of the respective property. None of the real property owned by BII Holding Corporation and its Subsidiaries, is, as of the Amendment No. 1 Effective Date, required to be mortgaged pursuant to clause (ii) of the definition of “Mortgages” in Section 1.01. Except as set forth in said Schedule 3.17, no Mortgage encumbers real property which is located in an area that has been identified as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (the “Flood Act”).”
          (f) Section 3.19 shall be amended by replacing “Schedule 3.19” with “Schedule 3.19 of the Disclosure Supplement”.
          (g) Section 5.11(c) shall be amended to read as follows:
     “(c) Post-Closing Deliverables for Increases of the Revolving Credit Commitment and Incremental Loans. The Borrower will and will cause each Restricted Subsidiary to, no later than 120 days (or such longer period as the Administrative Agent may agree in its sole and absolute discretion) after any Revolving Credit Commitment Increase and Incremental Loan, deliver to the Administrative Agent such amendments to Mortgages (each, a “Mortgage Amendment”), title insurance and opinions of counsel as reasonably requested by the Administrative Agent in connection with such Revolving Credit Commitment Increase and Incremental Loan; provided, however, notwithstanding anything herein or in any of the Loan Documents to the contrary, the Administrative Agent may waive the requirement for the Borrower or any Restricted Subsidiary to obtain new mortgagee title insurance policies, or to obtain date-down endorsements to previously issued mortgagee title insurance policies, and opinions of counsel in connection with the Mortgage Amendments entered into from time to time, which waiver may be made in Administrative

Agent’s sole and absolute discretion for any reason (including but not limited to, in the event that (x) the applicable title insurance regulations for the State (including, but not limited to, Texas, New Mexico and New Jersey) in which the related real property is located do not provide for the issuance of the requested endorsement such that a new mortgagee title insurance policy would otherwise be required (or premium charges substantially equivalent thereto would be incurred by the Borrower or any Restricted Subsidiary in connection with any endorsement); provided, that, in such event, the Borrower or Restricted Subsidiary shall endeavor to obtain an endorsement, if available, to such previously issued mortgagee title insurance policies that insures that the title insurance coverage provided by the original mortgagee title insurance policy is not affected by the recording of any Mortgage Amendment, provided the cost for such endorsement is nominal or (y) the relevant property subject to a Mortgage does not qualify as a Material Real Property).”
          (h) Section 6.01(e) shall be amended to read as follows:
     “(e) Guarantees by the Borrower and its Restricted Subsidiaries of Unrestricted Subsidiary Debt, provided that the aggregate principal amount of such Guarantees (other than the assignment of rights under any Government Contract by the Borrower or any of its Restricted Subsidiaries to secure Unrestricted Subsidiary Debt related to such Government Contract) of Unrestricted Subsidiary Debt shall not exceed $30,000,000 at any time outstanding; and the assignment of rights under Government Contracts by the Borrower or any of its Restricted Subsidiaries to secure Unrestricted Subsidiary Debt related to the respective Government Contracts;”
          (i) Section 6.01 is further amended by deleting “and” at the end of clause (i) thereof, replacing a period at the end of clause (j) thereof with “; and”, and inserting a new clause (k) at the end thereof to read as follows:
     “(k) New Senior Unsecured Notes, the proceeds of which are used to fund the acquisition of BII Holding Corporation and its Subsidiaries and related costs.”
          (j) Section 6.03 shall be amended by deleting “and” at the end of clause (j) thereof, replacing a period at the end of clause (k) thereof with “; and”, and inserting a new clause (l) at the end thereof to read as follows:
     “(l) BII Holding Corporation or any of its Subsidiaries may sell Investments referred to in Section 6.04(o), and amounts owing to it or any of them under operating leases, in the ordinary course of business substantially as conducted by it or any of them prior to the time that BII Holding Corporation became a Subsidiary of the Borrower.”
          (k) Section 6.04(j) shall be amended to read as follows:
     “(j) Investments in Unrestricted Subsidiaries, joint ventures and/or Other Consolidated Persons (x) in an aggregate amount for all such Investments made after the date hereof not to exceed $60,000,000 (the “Cumulative Cap”) or (y) made for the purpose of constructing Facilities or improvements to Facilities for so long as such Investments are not outstanding more than two years from the date of the Investment, provided that (i) the Cumulative Cap shall be increased from time to time by the aggregate amount of dividends, distributions, returns of capital or other payments received in cash after the Amendment No. 1 Effective Date by the Borrower and the Restricted Subsidiaries from Unrestricted Subsidiaries in respect of Equity Interests of Unrestricted Subsidiaries (except that any such amount included in Net Income shall increase the Cumulative Cap by only 50% of such amount) and (ii) in the case of Investments made as permitted by the foregoing clause (y) (A) all such Investments made in Persons that are not wholly-owned Unrestricted Subsidiaries shall be in the form of senior secured or unsecured loans, shall have no contractual restrictions or limitations on repayment and shall be evidenced by promissory notes delivered in pledge under the Collateral Agreement, (B) not later than the second anniversary of each such Investment, the amount thereof shall be recovered by the Borrower or the relevant Restricted Subsidiary, as the case may be, in cash in the form of repayment of principal (in the case of loans) or return of capital (in the case of equity) and (C) the aggregate amount of such Investments shall not exceed $75,000,000 at any time outstanding (calculated as the aggregate amount invested minus the aggregate amount recovered (as described in the foregoing clause (B));
          (l) Section 6.04 shall be further amended by deleting “and” at the end of clause (m) thereof, replacing a period at the end of clause (n) thereof with “; and”, and inserting a new clause (o) at the end thereof to read as follows:
          “(o) Investments made in the ordinary course of business in customers constituting capital leases entered into with such customers in connection with contracts for services entered into by the Borrower and/or any Restricted Subsidiary with such customers.”
          (m) Section 6.05(c) shall be amended to read as follows:
     “(c) if no Default shall have occurred and be continuing or would result therefrom, the Borrower may declare, pay and make Restricted Payments in an aggregate amount after the date hereof not exceeding the sum of (i) $50,000,000 plus (ii) the lesser of $50,000,000 or the sum of (x) the aggregate amount of Net Available Proceeds from Equity Issuances received by the Borrower after the Amendment No. 1 Effective Date not required to prepay Loans pursuant to Section 2.10 hereof and not used for any other purpose plus (y) 50% of the aggregate value of all capital stock issued by the Borrower after the Amendment No. 1 Effective Date as consideration for Permitted Acquisitions; and”
          (n) Clause (d)(ii) of Section 6.05 shall be amended by deleting “and not used to make Permitted Acquisitions”.
          (o) Clauses (a) and (b) of Section 6.09 shall be amended to read as follows:
     “(a) Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio on the last day of any of its fiscal quarters to exceed the ratio set forth below opposite the period in which such last day falls:

Period	Maximum Ratio
Effective Date through and including the last day of the fiscal year 2011	5.25 to 1.00
First day of the fiscal year 2012 through and including the last day of the fiscal year 2012	5.00 to 1.00
First day of the fiscal year 2013 through and including the last day of the fiscal year 2013	4.75 to 1.00
Thereafter	4.25 to 1.00

     (b) Senior Secured Leverage Ratio. The Borrower will not permit the Senior Secured Leverage Ratio on the last day of any of its fiscal quarters to exceed the ratio set forth below opposite the period in which such last day falls:

Period	Maximum Ratio
Effective Date through and including the last day of the second quarter of the fiscal year 2012	3.25 to 1.00
First day of the third quarter of the fiscal year 2012 through and including the last day of the second quarter of the fiscal year 2013	3.00 to 1.00
Thereafter	2.75 to 1.00”
          (p) Section 6.13 is amended by: (i) replacing “any Senior Notes” with “any Senior Notes or any New Senior Unsecured Notes” and (ii) replacing “the Senior Notes” with “the Senior Notes and the New Senior Unsecured Notes”.
          2.03. Amendments to the Disclosure Supplement. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Disclosure Supplement shall be amended by replacing Schedule 3.17 thereto with Schedule 3.17 hereto.
          2.04. Amendments to the Collateral Assignment. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Collateral Assignment shall be amended to read as set forth in the Exhibit A hereto.
     Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, that: (a) the representations and warranties set forth in Article III (as hereby amended) of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 1 and (b) no Default has occurred and is continuing. All references herein to “the date hereof” mean references to the date of the Credit Agreement.
Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective on the date that each of the following conditions shall have been satisfied:
          (a) the Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders (as defined before giving effect to the transactions referred to in Section 3(b) hereof);
          (b) the Administrative Agent shall be satisfied that, immediately after giving effect to such amendments, new Incremental Loan Commitments shall become effective under Section 2.01(d) in an aggregate amount equal to $150,000,000, the Revolving Credit Commitments shall be increased under Section 2.08(e), in an aggregate amount equal to $100,000,000 and the Borrower shall borrow Incremental Loans and Revolving Credit Loans in an aggregate principal amount of not less than $150,000,000; and

          (c) the Borrower shall have paid to each Lender that executed and delivered a counterpart hereof on or before February 2, 2011, and that is not undertaking a new Incremental Loan Commitment and not increasing its Revolving Credit Commitment as contemplated by the preceding paragraph (b), a consent fee equal to 0.05% of the sum of (x) its Revolving Credit Commitment as in effect on such date and (y) the aggregate principal amount of its Term Loans outstanding on such date.
          Section 4. Security Documents. The Borrower and the Guarantors hereby ratify and confirm their respective obligations, and the Liens respectively granted by them, under the Loan Documents.
          Section 5. Miscellaneous. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC., as Borrower
By:	/s/ Brian R. Evans
	Name:	BRIAN R.EVANS
	Title:	Sr. VP & CFO The GEO Group, Inc.

Amendment No. 1

GUARANTORS: CORRECTIONAL SERVICES CORPORATION
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP & Treasurer Correctional Services Corp.

CORRECTIONAL PROPERTIES PRISON FINANCE LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, Finance Correctional Prperties Prison Finance LLC

CPT LIMITED PARTNER, LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, Finance CPT Limited Partner, LLC

CPT OPERATING PARTNERSHIP L.P.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, Finance CPT Operating Partnership L.P.

GEO ACQUISITION II, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, Finance GEO Acquisition II, Inc.

GEO ACQUISITION IV, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	Vice President-Finance

Amendment No. 1

GEO CARE, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	Treasurer GEO Care, Inc.

GEO HOLDINGS I, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, Finance GEO Holdings I, Inc.

GEO RE HOLDINGS LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	SVP & Treasurer GEO RE Holdings LLC

GEO TRANSPORT, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP & Treasurer BEO Transport Inc.

JUST CARE, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP & Treasurer Just Care, Inc.

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	Public Properties Development & Leasing LLC

CORNELL COMPANIES, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

Amendment No. 1

CCG I CORPORATION
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL ABRAXAS GROUP, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL COMPANIES ADMINISTRATION, LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL COMPANIES MANAGEMENT HOLDINGS, LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL COMPANIES MANAGEMENT, LP
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL COMPANIES MANAGEMENT SERVICES, LIMITED PARTNERSHIP
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

Amendment No. 1

CORNELL CORRECTIONS MANAGEMENT, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL CORRECTIONS OF ALASKA, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL CORRECTIONS OF CALIFORNIA, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL CORRECTIONS OF RHODE ISLAND, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL CORRECTIONS OF TEXAS, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

CORNELL INTERVENTIONS, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

Amendment No. 1

CORRECTIONAL SYSTEMS, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

WBP LEASING, INC.
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

WBP LEASING, LLC
By:	/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	VP, CFO

Amendment No. 1

BNP PARIBAS, as Administrative Agent
By:	/s/ Brendan Heneghan
	Name:	BRENDAN HENEGHAN
	Title:	Vice President

By:	/s/ John Treadwell, Jr.
	Name:	John Treadwell, Jr.
	Title:	Vice President

Lender Signatories Hereto *

Amendment No. 1

*    Confidential terms omitted and provided separately to the Securities and Exchange Commission.

Schedule 3.17
See attached
Amendment No. 1

SCHEDULE 3.17
to
Credit Agreement
Dated as of February 10, 2011
Real Estate Owned
Guadalupe County Correctional Facility
P.O. Box 520
South Highway 54
Santa Rosa, NM 88435
Owner: The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
Northlake Correctional Facility
1805 West 32nd Street
Baldwin, MI 49304
Owner: The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
Rivers Correctional Institution
145 Parkers Fishers Road
Winton, NC 27986
Owner: The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
Val Verde Correctional Facility
253 FM 2523 Hamilton Lane
Del Rio, TX 78840
Owner: The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
Central Valley Community Correctional Facility
254 Taylor Avenue
McFarland, CA 93250
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
***Located within Flood Zone
Golden State Modified Community Correctional Facility
611 Frontage Road
McFarland, CA 93250
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
***Located within Flood Zone

Desert View Community Correctional Facility
P.O. Box 3000
10450 Rancho Road
Adelanto, CA 92301
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
Adelanto Correctional Facility 10400
Rancho Road
Adelanto, CA 92301
Owner: The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
Mesa Verde Modified Community Correctional Facility
425 Golden State Highway
Bakersfield, CA
Owner: CPT Operating Partnership, L.P.
McFarland Community Correctional Facility
120 Taylor Road
McFarland, CA 92350
Owner: CPT Operating Partnership, L.P.
***Located within Flood Zone
Karnes County Correctional Center
810 Commerce Street
Karnes City, TX 78118
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
Lawton Correctional Facility
8607 South East Flower Mound Road
Lawton, OK 73501
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
Aurora/I.C.E. Processing Center
11901 East 30th Avenue
Aurora, CO 80010
Owner: CPT Operating Partnership, L.P. (main parcel), The Geo Group, Inc. (parking lot)
*Subject to Mortgage as of the Effective Date
***Located within Flood Zone
Queens Private Correctional Facility
182-22 150th Avenue
Jamaica, NY 11413
Owner: CPT Operating Partnership, L.P.

Jena Juvenile Justice Center
830 Pine Hill Road
Jena, LA 71342
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
Broward Transitional Center
3900 North Powerline Road
Pompano Beach, FL 33073
Owner: The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
***Located within Flood Zone
Rio Grande Detention Center
1001 San Rio Blvd.
Laredo, TX 78046
Owner: Correctional Services Corporation and The GEO Group, Inc.
*Subject to Mortgage as of the Effective Date
Delaney Hall
451-479 Doremus Avenue
Newark, NJ
Owner: CPT Operating Partnership, L.P.
*Subject to Mortgage as of the Effective Date
***Located within Flood Zone
Oak Creek Confinement Center
7055 South 277
Bronte, TX 76933
Owner: The GEO Group, Inc or a Restricted Domestic Subsidiary
Moshannon Valley Correctional Center
555 Cornell Drive
Phillipsburg, PA 16866
Owner: WBP Leasing, Inc.
*Subject to Mortgage as of the Effective Date
Baker Community Correctional Facility
10 Lakeview Road
Baker, CA 92309
Owner: WBP Leasing, Inc.

High Plains Correctional Facility
901 Industrial Park Road
Brush, CO 80723
Owner: WBP Leasing, Inc.
Abraxas II
502 West 6th Street
Erie, PA 16507
Owner: WBP Leasing, Inc.
Erie Residential Behavioral Health Program
437 West 6th Street
Erie, PA 16507
Owner: WBP Leasing, Inc.
Psychosocial Rehabilitation Unit
429 West 6th Street
Erie, PA 16507
Owner: WBP Leasing, Inc.
Abraxas III
437 Turrett Street
Pittsburgh, PA 15206
Owner: WBP Leasing, Inc.

Abraxas Academy
Mailing:	Site:
P.O. Box 645	1000 Academy Drive
Morgantown, PA 19543	New Morgan, PA 19543
Owner: WBP Leasing, Inc.
Abraxas Center for Adolescent Females
306 Penn Avenue
Pittsburgh, PA 15221
Owner: Cornell Companies, Inc.
Beaumont Transitional Center
2495 Gulf Street
Beaumont, TX 77703
Owners: WBP Leasing, Inc. & Correctional Systems, Inc.
Contact Interventions Chicago Alt Ed
26991 Anderson Road
Wauconda, IL 60084
Owner: WBP Leasing, Inc.

Contact Interventions Residential School (Woodridge)
2221 64th Street
Woodridge, IL 60517
Owner: WBP Leasing, Inc.
Dupage Adolescent Center
11 South 250 Illinois Route 83
Hinsdale, IL 60514
Owner: WBP Leasing, Inc.
Jos Arz — Washington
220 Taylor Drive, NE.
Washington, DC 20017
Owner: WBP Leasing, Inc.
Las Vegas Community Correctional Center
2901 Industrial Road
Las Vegas, NV 89109
Owner: WBP Leasing, Inc.
McCabe Center
1915 E. Martin Luther King Jr.
Austin, TX 78702
Owner: WBP Leasing, Inc.
Midtown Center
2508 Margies Place
Anchorage, AK 99501
Owner: WBP Leasing, Inc.
Oakland Center
205 MacArthur Boulevard
Oakland, CA 94610
Owner: WBP Leasing, Inc.
Philadelphia Community Based Programs
3121 W. Hunting Park
Philadelphia, PA 19132
Owner: WBP Leasing, Inc.
Reality House
405 E. Washington Street
Brownsville, TX 78520
Owner: Correctional Systems, Inc.

Southern Peaks Regional Treatment Center
700 Four Mile Parkway
Canon City, CO 81212
Owner: Cornell Corrections of California, Inc.
Southwood Interventions
5701 South Wood
Chicago, IL 60636
Owner: WBP Leasing, Inc.
Taylor Street Center
111 Taylor Street
San Francisco, CA 94102
Owner: Atlantic Financial Group, Ltd. (dba. AFG, Equity, L.P.)
Texas Adolescent Treatment Center
8550 Huebner Road
San Antonio, TX 78240
Owner: Cornell Companies, Inc.
International Building
5202 A Street
Anchorage Alaska
Owner: Cornell Companies, Inc or a Restricted Subsidiary
Lea County
6900 West Millen Drive
Hobbs, NM 88240
Owner of leasehold improvements: CPT Operating Partnership, LLC
*Subject to Mortgage as of the Effective Date
OTHER REAL ESTATE:
Industrial Building
182-11 150th Road
Springfield Gardens, NY 11413
Owner: The GEO Group, Inc.
VACANT LAND:
*
160 Acres
*
Owner: The GEO Group, Inc.

*  Confidential terms omitted and provided separately to the Securities and Exchange Commission.

23 Acres
*
*
Owner: The GEO Group, Inc.
6 Acres
*
*
Owner: The GEO Group, Inc.
*
40-Acre Land Purchase
*
Assessors Parcel # *
Owner: The GEO Group, Inc.
4.4 Acres
*
*
Owner: The GEO Group, Inc.
4.3 Acres
*
*
Owner: The GEO Group, Inc.
11.1 Acres
*
*
Owner: The GEO Group, Inc.
10.9 Acres
*
*
Owner: The GEO Group, Inc.
*
34 Acres
*
*
Owner: The GEO Group, Inc.
70 Acres
*
*
Owner: CPT Operating Partnership, L.P.

*  Confidential terms omitted and provided separately to the Securities and Exchange Commission.

*
*
*
Owner: Borrower or a Restricted Domestic Subsidiary
*
51 Acres
*
Owner: The GEO Group, Inc.
70 Acres
*
Owner: The GEO Group, Inc.
*
*
*
*
Owner: Borrower or a Restricted Domestic Subsidiary
*
440 Acres
*
*
Owner: The GEO Group, Inc.
68 Acres
*
Owner: The GEO Group, Inc.
*
Vacant Lot *
*
*
Owner: The GEO Group, Inc.
*
250 Acres
*
Owner: The GEO Group, Inc.
*
*
160 Acres
Owner: The GEO Group, Inc.

*     Confidential terms omitted and provided Separately to the Securities and Exchange commission.

200 Acres
Owner: The GEO Group, Inc.
40 Acres
Owner: The GEO Group, Inc.
*
21 Acres
*
*
Owner: The GEO Group, Inc.
29 Acres
*
*
Owner: The GEO Group, Inc.
*
108 Acres
*
Owner: The GEO Group, Inc.
22.21 Acres
*
*
*
Owner: Borrower or a Restricted Domestic Subsidiary
22.9 Acre,
*
*
*
*
*
*
Owner: Correctional Services Corporation
200 Acres
*
*
Owner: The GEO Group, Inc.
Leased Property
     1. (CPT Master Lease) That certain Master Agreement to Lease between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 1998 (the “CPT Master Lease”) including the following agreements that are subject to the CPT Master Lease:

*     Confidential terms omitted and provided separately to the Securities and Exchange Commission.

     (a) (Central Valley, CA) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and GEO RE Holdings LLC (f.k.a. WCC RE Holdings, Inc.), as Tenant, dated April 28, 1998 for the Central Valley Correctional Facility located in McFarland, Kern County, California.
     *Subject to Mortgage as of the Effective Date
     (i) (Central Valley, CA) That certain First Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 2008 for the Central Valley Correctional Facility located in McFarland, Kern County, California.
     (ii) (Central Valley, CA) That certain Second Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 20, 2008 for the Central Valley Correctional Facility located in McFarland, Kern County, California.
     (b) (Desert View, CA) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and GEO RE Holdings LLC (f.k.a. WCC RE Holdings, Inc.), as Tenant, dated April 28, 1998 for the Desert View Correctional Facility located in Adelanto, San Bernardino County, California.
*Subject to Mortgage as of the Effective Date
     (i) (Desert View, CA) That certain First Amendment to Lease Agreement between WCC RE Holdings, LLC (f.k.a. WCC RE Holdings, Inc.), as Landlord, and The GEO Group, Inc. (f.k.a Wackenhut Corrections Corporation), as Tenant, dated April 28, 2008 for the Desert View Correctional Facility located in Adelanto, San Bernardino County, California.
     (ii) (Desert View, CA) That certain Second Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a Wackenhut Corrections Corporation), as Tenant, dated June 20, 2008 for the Desert View Correctional Facility located in Adelanto, San Bernardino County, California.
     (c) (Golden State, CA) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and GEO RE Holdings LLC (f.k.a. WCC RE Holdings, Inc.), as Tenant, dated April 28, 1998 for the Golden State Correctional Facility located in McFarland, Kern County, California.
     *Subject to Mortgage as of the Effective Date
     (i) (Golden State, CA) That certain First Amendment to Lease Agreement between WCC RE Holdings, LLC (f.k.a. WCC RE Holdings, Inc.), as Landlord, and The GEO Group Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 2008 for the Golden State Correctional Facility located in McFarland, Kern County, California.

     (ii) (Golden State, CA) That certain Second Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 20, 2008 for the Golden State Correctional Facility located in McFarland, Kern County, California.
     (d) (McFarland, CA) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and GEO RE Holdings LLC (f.k.a. WCC RE Holdings, Inc.), as Tenant, dated April 28, 1998 for the McFarland Community Correctional Facility located in McFarland, Kern County, California.
     (i) (McFarland, CA) That certain Third Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated November 2008 for the McFarland Community Correctional Facility located in McFarland, Kern County, California.
     (e) (Aurora, CO) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 1998 for the Aurora INS Processing Center located in Aurora, Adams County, Colorado.
     *Subject to Mortgage as of the Effective Date
     (i) (Aurora, CO) That certain First Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 2008 for the Aurora INS Processing Center located in Aurora, Adams County, Colorado.
     (ii) (Aurora, CO) That certain Second Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 20, 2008 for the Aurora INS Processing Center located in Aurora, Adams County, Colorado.
     (iii) (Aurora, CO) That certain Third Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated November 8, 2010 for the Aurora INS Processing Center located in Aurora, Adams County, Colorado.
     (f) (Lea County, NM) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated October 30, 1998, as amended by that certain First Amendment to Lease Agreement and Memorandum of Lease between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated January 15, 1999 for the Hobbs, New Mexico Correctional and Detention Facility, Lea County, New Mexico.

     *Subject to Mortgage as of the Effective Date
     (i) (Lea County, NM) That certain Second Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 20, 2008 for the Hobbs, New Mexico Correctional and Detention Facility.
     (ii) (Lea County, NM) That certain Third Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated December 1, 2008 for the Hobbs, New Mexico Correctional and Detention Facility.
     (g) (Queens, NY) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 1998 for the Queens Private Correctional Facility, New York, Queens County, New York.
     (i) (Queens, NY) That certain First Amendment Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 20, 2008 for the Queens Private Correctional Facility, New York, Queens County, New York.
     (h) (Karnes County, TX) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 1998 for the Karnes County Correctional Facility, Karnes County, Texas.
     *Subject to Mortgage as of the Effective Date
     (i) (Karnes County, TX) That certain First Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated April 28, 2008 for the Karnes County Correctional Facility, Karnes County, Texas.
     (ii) (Karnes County, TX) That certain Second Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 20 2008 for the Karnes County Correctional Facility, Karnes County, Texas.
     (i) (Lawton, OK) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated January 15, 1999 for the Lawton, Oklahoma Correction and Detention Facility, Comanche County, Oklahoma.
     *Subject to Mortgage as of the Effective Date
     (i) (Lawton, OK) That certain First Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc.

(f.k.a. Wackenhut Corrections Corporation), as Tenant, dated May 27, 2005 for the Lawton, Oklahoma Correction and Detention Facility, Comanche County, Oklahoma.
     (ii) (Lawton, OK) That certain Third Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated November 2008 for the Lawton, Oklahoma Correction and Detention Facility, Comanche County, Oklahoma.
     (j) (LaSalle, LA) That certain Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated January 7, 2000 for the LaSalle Correctional Facility in Jena, Louisiana.
     *Subject to Mortgage as of the Effective Date
     (i) (LaSalle, LA) That certain Third Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated November 2008 for the LaSalle Correctional Facility in Jena, Louisiana.
     (ii) (LaSalle, LA) That certain Fourth Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated June 3, 2009 for the LaSalle Correctional Facility in Jena, Louisiana.
     (iii) (LaSalle, LA) That certain Fifth Amendment to Lease Agreement between CPT Operating Partnership L.P., as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated February 8, 2010 for the LaSalle Correctional Facility in Jena, Louisiana.
     2. (Western Region Detention Facility) That certain Standard Form Lease Agreement (Ground Lease of Undeveloped Property), as may be amended, between the County of San Diego, as Lessor, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Lessee, dated March 19, 1999 for the Central Jail Detention Facility, San Diego County, California.
     3. (North Texas) That certain Lease Agreement, as may be amended, between Fort Worth Industrial Development, Inc., as Lessor, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Lessee, effective as of October 1, 1996 for that certain premises located in Tarrant County, Texas, as more particularly described in the Lease Agreement.
     (i) (North Texas) That certain Second Amendment to Lease Agreement between Fort Worth Industrial Development, Inc., as Lessor, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Lessee, effective as of June 2008 for that certain premises located in Tarrant County, Texas, as more particularly described in the Lease Agreement.

     4. (Central, Texas) That certain Lease Agreement, as may be amended, between Bexar County, Texas, as Landlord, and The GEO Group, Inc. (f.k.a. Wackenhut Corrections Corporation), as Tenant, dated October 1, 1996 for that certain premises located in Bexar County, Texas, as more particularly described in the Lease Agreement.
     5. (Bronx, NY) That certain Lease Agreement, as may be amended, between Creston Realty Associates, as Landlord, and Correctional Services Corporation, as Tenant, dated October 1, 1996 for that certain premises located in Bronx, New York, as more particularly described in the Lease Agreement.
     (a) (Bronx, NY) That certain First Amendment to Lease Agreement between Creston Realty Associates, as Landlord, and Correctional Services Corporation, as Tenant, dated October 1, 2001 for that certain premises located in Bronx, New York, as more particularly described in the Lease Agreement.
     (b) (Bronx, NY) That certain Second Amendment to Lease Agreement between Creston Realty Associates, as Landlord, and Correctional Services Corporation, as Tenant, dated October 1, 2006 for that certain premises located in Bronx, New York, as more particularly described in the Lease Agreement.
     6. (Brooklyn, NY) That certain Lease Agreement, as may be amended, between Myrtle Avenue Family Center, Inc., as Owner, and Correctional Services Corporation, as Tenant, dated January 1, 1994 for that certain premises located in Brooklyn, New York, as more particularly described in the Lease Agreement.
     (a) (Brooklyn, NY) That certain First Amendment to Lease Agreement between Myrtle Avenue Family Center, Inc., as Owner, and Correctional Services Corporation, as Tenant, dated December 31, 2003 for that certain premises located in Brooklyn, New York, as more particularly described in the Lease Agreement.
     7. (Ft. Worth, TX) That certain Lease Agreement, as may be amended, between Regions Enterprises, Inc., as Landlord, and Correctional Services Corporation, as Tenant, dated May 16, 1994 for that certain premises located in Ft. Worth, Texas, as more particularly described in the Lease Agreement.
     8. (Frio County, TX) That certain Lease Agreement, as may be amended, between Frio County as Lessor, and Correctional Services Corporation, as Lessee, dated November 26, 1997 for that certain premises located in Pearsall, Texas, as more particularly described in the Lease Agreement.
     (a) (Frio County, TX) That certain First Amendment to Lease Agreement, as may be amended, between Frio County, as Lessor, and Correctional Services Corporation, as Lessee, dated January 1, 2001 for that certain premises located in Pearsall, Texas, as more particularly described in the Lease Agreement.
     (b) (Frio County, TX) That certain Second Amendment to Lease Agreement, as may be amended, between Frio County, as Lessor, and Correctional Services

Corporation, as Lessee, dated February 22, 2001 for that certain premises located in Pearsall, Texas, as more particularly described in the Lease Agreement.
     9. (Florence West) That certain Management Agreement, as may be amended, between Florence West Prison LLC, as Owner, and Correctional Services Corporation, as Manager, dated December 1, 2002 for that certain premises located in Florence, Arizona, as more particularly described in the Management Agreement.
     10. (Phoenix West) That certain Operating Agreement, as may be amended, between Phoenix West Prison, LLC, as Owner, and Correctional Services Corporation, as Manager, dated July 1, 2002 for that certain premises located in West Phoenix, AZ, as more particularly described in the Lease Agreement.
     11. (Val Verde, TX) That certain Lease Agreement by and between Val Verde County, Texas, as Lessor, and Wackenhut Corrections Corporation, as Lessee, dated December 18, 1998, recorded on December 31, 1998, in Volume 701, Pages 646-657, Official Public Records, Val Verde County, Texas, as corrected by that certain Lease Agreement by and between Val Verde County, Texas, as Lessor, and Wackenhut Corrections Corporation, as Lessee, dated December 18, 1998, recorded on January 6, 1999, in Volume 702, Pages 7-21, Official Public Records, Val Verde County, Texas, and as restated in that certain Novated Lease Agreement by and between Val Verde County, Texas, as Lessor, and Wackenhut Corrections Corporation, as Lessee, dated May 24, 1999, recorded on August 12, 1999, in Volume 719, Pages 375-387, Official Public Records, Val Verde County, Texas; as assigned by that certain Assignment of Leasehold Interest dated September 30, 1999, by Wackenhut Corrections Corporation, as Assignor, to First Security Bank, N.A., not individually but solely as owner trustee of Wackenhut Corrections Trust 1977-1, as Assignee, recorded on September 30, 1999, in Volume 723, Pages 221-226, Official Public Records, Val Verde County, Texas; and further assigned by that certain Assignment of Leasehold Interest dated December 12, 2002, by Wells Fargo Bank Northwest, N.A., f/k/a First Security Bank, N.A., not individually but solely as owner trustee of Wackenhut Corrections Trust 1997-1, as Assignor, to Wackenhut Corrections Corporation, as Assignee, recorded on December 13, 2002, in Volume 830, Pages 895-200, Official Public Records, Val Verde County, Texas, for that certain premises located in Val Verde County, Texas, as more particularly described in the Lease Agreement. (Note: In 2003 Wackenhut Corrections Corporation filed articles of amendment in the State of Florida to change its name to The GEO Group, Inc., however, we are not certain if the Val Verde public records reflect the name change).
*Subject to Mortgage as of the Effective Date
     12. (R. A. Deyton) That certain Lease Agreement, as may be amended, between Clayton County, as Lessor, and The GEO Group Inc., as Lessee, dated April 23, 2007 for that certain premises located in Jonesboro, Georgia as more particularly described in the Lease Agreement.
     13. (Just Care) That certain Lease Agreement, as may be amended, between South Carolina Department of Mental Health, as Lessor, and Just Care Inc., as Lessee, dated May 2, 1997 for that certain premises located in Columbia, South Carolina, as more particularly described in the Lease Agreement, as amended thereafter from time to time by ten amendments to the Lease Agreement, a memorandum of which was recorded on December 22, 2009 in Book 1577, Page 1611 in the County Clerks Office of Richland County, South Carolina.
*Subject to Mortgage as of the Effective Date
     (a) (Just Care) That certain Tenth Amendment to Lease Agreement, as may be amended, between South Carolina Department of Mental Health, as Lessor, and Just Care Inc., as Lessee, dated June 26, 2008 for that certain premises located in Columbia, South Carolina, as more particularly described in the Lease Agreement.
     14. (Hobbs, NM — Lea County Correctional Facility) That certain Lease Agreement dated December 2, 1997 by and between Lea County, New Mexico, a Political Subdivision, as Lessor, and First Security Bank, National Association not individually but solely as Owner Trustee under Wackenhut Corrections Trust 1997-1, as Lessee, for that certain premises located in Hobbs, New Mexico, as more particularly described in the Lease Agreement, as amended by that certain Amended and Restated Lease Agreement dated October 19, 1998, as further assigned in that certain Assignment and Conveyance of Leasehold Interest Under 98 Year Lease dated October 30, 1998, by and between First Security Bank, National Association, not individually but solely as Owner Trustee under the Wackenhut Corrections Trust 1997-1, as Assignor and CPT Operating Partnership L.P., as Assignee, as amended and restated by that certain Amended and Restated Lease Agreement dated as of October 19,1998 between Lea County, New Mexico, a Political Subdivision, as Lessor and CPT Operating Partnership L.P., as Lessee, recorded in Book 916, Page 546 of the County Clerks Office of Lea County, New Mexico on November 2, 1998.
*Subject to Mortgage as of the Effective Date
     15. (Tacoma, WA — Northwest Detention Center) That certain Use Agreement, as may be amended, between CSC of Tacoma, LLC, as Owner / Lesser, and Correctional Services Corporation., as Lessee / Operator, dated June 30, 2003 for that certain premises located in Tacoma, Washington as more particularly described in the Lease Agreement.
     16. (Central Arizona) That certain Management Agreement, as may be amended, between Florence West Prison Expansion, LLC, as Owner / Lesser, and Correctional Services Corporation., as Lessee / Operator, dated August 1, 2004 for that certain premises located in Florence, Arizona as more particularly described in the Lease Agreement.
     17. (South Texas Detention) That certain Operating Agreement, as may be amended, between South Texas Detention Complex Local Corporation, as Borrower / Owner / Lesser, and Correctional Services Corporation., as Lessee / Manager, dated February 10, 2006 for that certain premises located in Pearsall, Texas as more particularly described in the Lease Agreement.
     18. (Western Region Office) That certain Lease Agreement, as may be amended, between TRIZEC 6100 HHC, LLC, as Lessor, and The GEO Group Inc., as Lessee, dated March, 2010 for that certain premises located in Los Angeles, California as more particularly described in the Lease Agreement.

     19. (Eastern Office) That certain Lease Agreement, as may be amended, between Ballantyne Two, LLC., as Lessor, and The GEO Group Inc., as Lessee, dated April 1, 2007 for that certain premises located in Charlotte, North Carolina as more particularly described in the Lease Agreement.
     20. (Central Region Office — New) That certain Lease Agreement, as may be amended, between EQUASTONE 1777 TOWER, LP, as Lessor, and The GEO Group Inc., as Lessee, dated July 26, 2010 for that certain premises located in San Antonio, Texas as more particularly described in the Lease Agreement.
     21. (Corporate Office) That certain Lease Agreement, as may be amended, between Campro Investments, Ltd., as Lessor, and The GEO Group Inc., as Lessee, dated September 12, 2002 for that certain premises located in Boca Raton, Florida as more particularly described in the Lease Agreement.
     (a) (Corporate Office) That certain Ninth Amendment to Lease Agreement, as may be amended, between Campro Investments, Ltd., as Lessor, and The GEO Group Inc., as Lessee, dated October 27, 2010 for that certain premises located in Boca Raton, Florida as more particularly described in the Lease Agreement.
     22. (MCF Master Lease) That certain Master Agreement to Lease between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 (the “MCF Master Lease”) including the following agreements that are subject to the MCF Master Lease:
     (a) (D. Ray James, GA) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the D. Ray James Prison located in Folkston, Georgia. **Borrower has taken commercially reasonable efforts to obtain consent to a Mortgage in accordance with the terms of the Credit Agreement.
     (b) (Big Spring, TX) That certain Addendum [Subleased Premises] to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Sub-Tenant, dated August 14, 2001 for Big Spring Correctional Facility located in Big Spring, Texas.
     (i) (Big Spring — Airpark Unit, TX) That certain Lease Agreement between the City of Big Spring, Texas as Landlord, and Cornell Companies of Texas, Inc. (assigned from Ed Davenport July 1, 1996), as Lessee, dated August 7, 1990 for Big Spring Correctional Facility located in Big Spring, Texas. [Assigned to MCF]
     (ii) (Big Spring — Interstate Unit, TX) That Lease Agreement between the City of Big Spring, Texas as Landlord, and Cornell Companies of Texas, Inc. (assigned from Ed Davenport July 1, 1996), as Lessee, dated July 1, 1996 for Big Spring Correctional Facility located in Big Spring, Texas. [Assigned to MCF]

     (iii) (Big Spring — Cedar Hill Unit, TX) That certain Lease Agreement between the City of Big Spring, Texas as Landlord, and Cornell Companies of Texas, Inc. as Lessee, dated May 7, 1997 for Big Spring Correctional Facility located in Big Spring, Texas. [Assigned to MCF]
     (iv) (Big Spring — Flightline Unit, TX) That certain Lease Agreement between the City of Big Spring, Texas as Landlord, and Cornell Companies of Texas, Inc. (assigned from Ed Davenport July 1, 1996), as Lessee, dated February 18, 1994 for Big Spring Correctional Facility located in Big Spring, Texas. [Assigned to MCF]
     (c) (Great Plains, OK) That certain Addendum [Subleased Premises] to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Sub-Tenant, dated August 14, 2001 for the Great Plains Correctional Facility located in Hinton, Oklahoma. **Borrower has taken commercially reasonable efforts to obtain consent to a Mortgage in accordance with the terms of the Credit Agreement.
     (i) (Great Plains, OK) That certain Lease Agreement between the Town of Hinton, Oklahoma, as Landlord, and Cornell Corrections of Oklahoma, Inc., as Tenant, dated December 31, 1999 for the certain premises located in Hinton, Oklahoma as more particularly described in the Lease Agreement. — [Assigned to MCF]
     (d) (Abraxas I, PA) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Abraxas I facility located in Marienville, Pennsylvania.
     (e) (Abraxas of Ohio, OH) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for Abraxas of Ohio facility located in Columbus, Ohio.
     (f) (Cordova Center, AK) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Cordova Center facility located in Anchorage, Alaska.
     (g) (Hector Garza, TX) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Hector Garza Residential Treatment Center located in San Antonio, Texas.
     (h) (Leidel, TX) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Leidel Comprehensive Sanction Center located in Houston, Texas.

     (i) (Parkview Center, AK) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Parkview Center located in Anchorage, Alaska.
     (j) (Reid Center, TX) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Reid Center located in Houston, Texas.
     (k) (Tundra Center, AK) That certain Addendum to the Master Lease Agreement between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant, dated August 14, 2001 for the Tundra Center located in Bethel, Alaska.
     23. (Abraxas Columbus, OH) That certain Lease Agreement between Columbus Area, Inc., as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated March, 2008 for the certain premises located in Columbus, Ohio as more particularly described in the Lease Agreement.
     24. (Abraxas II — Palace Center, PA) That certain Lease Agreement between Thomas Kennedy (dba. Palace Center), as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated August 26, 2009 for the certain premises located in Erie, Pennsylvania as more particularly described in the Lease Agreement.
     25. (Abraxas Youth Center, PA) That certain Lease Agreement between The Commonwealth of Pennsylvania (Department of General Services as agent for the Department of Public Welfare), as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated September 20, 1999 for the certain premises located in Erie, Pennsylvania as more particularly described in the Lease Agreement.
     26. (Cordova Center, AK) That certain Lease Agreement between WBP Leasing, Inc., as Landlord, and Cornell Correction of Alaska, Inc., as Tenant, dated December 31, 2007 for the certain premises located in Anchorage, Alaska as more particularly described in the Lease Agreement.
     27. (Corporate, Texas) That certain Lease Agreement between CMD Realty Investment Fund III, L.P., as Landlord, and Cornell Corrections, Inc., as Tenant, dated August 4, 1998 for the certain premises located in Houston, Texas as more particularly described in the Lease Agreement.
     (a) (Corporate, Texas) That certain First Amendment to the Lease Agreement between CMD Realty Investment Fund III, L.P., as Landlord, and Cornell Corrections, Inc., as Tenant, dated December 18, 1998 for the certain premises located in Houston, Texas as more particularly described in the Lease Agreement.
     (b) (Corporate, Texas) That certain Second Amendment to the Lease Agreement between CMD Realty Investment Fund III, L.P., as Landlord, and Cornell

Corrections, Inc., as Tenant, dated January 29, 1999 for the certain premises located in Houston, Texas as more particularly described in the Lease Agreement.
     (c) (Corporate, Texas) That certain Third Amendment to the Lease Agreement between CMD Realty Investment Fund III, L.P., as Landlord, and Cornell Corrections, Inc., as Tenant, dated June 28, 2004 for the certain premises located in Houston, Texas as more particularly described in the Lease Agreement.
     28. (Delaware Community Based) That certain Lease Agreement between 1001 MattLind Way LLC., as Landlord, and Cornell Abraxas, Inc., as Tenant, dated February 19, 2003 for the certain premises located in Smynra, Delaware as more particularly described in the Lease Agreement.
     (a) (Delaware Community Based) That certain Lease Renewal between 1001 MattLind Way LLC., as Landlord, and Cornell Abraxas, Inc., as Tenant, dated February 25, 2008 for the certain premises located in Smynra, Delaware as more particularly described in the Lease Agreement.
     29. (El Monte, CA) That certain Lease Agreement between Clark Moseley, Stephene F. Moseley, husband and wife, as to a undivided 1/2 interest, and Virginia R. Moseley and E. Clark Moseley, Co-Trustees of The JS and VR Moseley Family Trust as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated May 1, 2001 for the certain premises located in El Monte, California as more particularly described in the Lease Agreement.
     (a) (El Monte, CA) That certain Subordination, Non-disturbance & Attornment Agreement between 1st Central Bank, as Bank and Cornell Corrections of California, Inc., as Tenant, dated September 21 2006 for the certain premises located in El Monte, California as more particularly described in the Lease Agreement.
     28. (Grossman, KS) That certain Lease Agreement between James B. Studdard Transfer & Storage Company, Inc., as Landlord, and The Canyon Mitchell Group, Inc., as Tenant, dated June 27, 2002 for the certain premises located in Leavenworth, Kansas as more particularly described in the Lease Agreement.
     (a) (Grossman, KS) That certain Lease Agreement between The Canyon Mitchell Group, Inc., as Lessee, and Correctional Systems, Inc., as Sub-Lessee, dated June 27,2002 for the certain premises located in Leavenworth, Kansas as more particularly described in the Lease Agreement.
     29. (Abraxas of Harrisburg — 2950 7th Street) That certain Lease Agreement between Italian Lake Office Center as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated August 31, 2001 for the certain premises located in Harrisburg, PA as more particularly described in the Lease Agreement.
     (a) (Abraxas of Harrisburg — 2950 7th Street That certain Lease Agreement between Capital Property Investments, LP., as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated February 11, 2005 for the certain premises located in Harrisburg, PA as more particularly described in the Lease Agreement.

     (b) (Abraxas of Harrisburg — 2950 7th Street) That certain Lease Agreement between Capital Property Investments, LP., as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated February 23, 2010 for the certain premises located in Harrisburg, PA as more particularly described in the Lease Agreement.
     30. (Leadership Development Program) That certain Lease Agreement between The Commonwealth of Pennsylvania (Department of General Services as agent for the Department of Public Welfare), as Landlord, and Abraxas Foundation, Inc., as Tenant, dated July 21, 1994 for the certain premises located in South Mountain, PA as more particularly described in the Lease Agreement.
     31. (Lehigh Valley, PA) That certain Lease Agreement between Hotel Taylor, LLC., as Landlord, and Cornell Abraxas Group, Inc., as Tenant, dated April 29, 2009 for the certain premises located in Allentown, PA as more particularly described in the Lease Agreement.
     32. (Leo Chesney, CA) That certain Lease Agreement between Correction Corporation of America., as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated September 1, 2002 for the certain premises located in Live Oak, CA as more particularly described in the Lease Agreement.
     (a). (Leo Chesney, CA) That certain First Amendment to the Lease Agreement between Correction Corporation of America., as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated October 1, 2005 for the certain premises located in Live Oak, CA as more particularly described in the Lease Agreement.
     (b) (Leo Chesney, CA) That certain Second Amendment to the Lease Agreement between Correction Corporation of America., as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated June 23, 2007 for the certain premises located in Live Oak, CA as more particularly described in the Lease Agreement.
     (c) (Leo Chesney, CA) That certain Third Amendment to the Lease Agreement between Correction Corporation of America., as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated April 16, 2010 for the certain premises located in Live Oak, CA as more particularly described in the Lease Agreement.
     33. (Lifeworks, IL) That certain Lease Agreement between John V. Bays, as Landlord, and Interventions, as Tenant, dated September 14, 1998 for the certain premises located in Joliet, IL as more particularly described in the Lease Agreement.
     (a) (Lifeworks, IL) That certain Lease Agreement between John V. Bays, as Landlord, and Cornell Interventions, Inc., as Tenant, dated June 6, 2003 for the certain premises located in Joliet, IL as more particularly described in the Lease Agreement.
     (b) (Lifeworks, IL) That certain Lease Agreement between John V. Bays, as Landlord, and Cornell Interventions, Inc., as Tenant, dated August 28, 2008 for the certain premises located in Joliet, IL as more particularly described in the Lease Agreement.

     (c) . (Lifeworks, IL) That certain Lease Agreement between John V. Bays, as Landlord, and Cornell Interventions, Inc., as Tenant, dated December 18, 2008 for the certain premises located in Joliet, IL as more particularly described in the Lease Agreement.
     (d) (Lifeworks, IL) That certain Lease Agreement between John V. Bays, as Landlord, and Cornell Interventions, Inc., as Tenant, dated November 30, 2009 for the certain premises located in Joliet, IL as more particularly described in the Lease Agreement.
     34. (Marvin Gardens, CA) That certain Lease Agreement between Thomas T. Anderson, as Landlord, and Cornell Companies, Inc., as Tenant, dated February 21, 2002 for the certain premises located in Los Angeles, California as more particularly described in the Lease Agreement.
     (a) (Marvin Gardens, CA) That certain Extension to the Lease Agreement between Thomas T. Anderson, as Landlord, and Cornell Companies, Inc., as Tenant, dated February 7, 2007 for the certain premises located in Los Angeles, California as more particularly described in the Lease Agreement.
     35. (McCabe, TX) That certain Lease Agreement between WBP Leasing, Inc., as Landlord, and Correctional Systems, Inc., as Tenant, dated December 31, 2005 for the certain premises located in Austin, Texas as more particularly described in the Lease Agreement.
     36. (Mesa Verde, CA) That certain Lease Agreement between CPT Operating Partnership, LP., as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated December 29, 2005 for the certain premises located in Bakersfield, California as more particularly described in the Lease Agreement.
     37. (Mid Valley, TX) That certain Lease Agreement between T. Warren Investments, Inc., as Landlord, and Correctional Systems, Inc., as Tenant, dated January 1, 1999 for the certain premises located in Edinburg, TX as more particularly described in the Lease Agreement.
     (a) (Mid Valley, TX) That certain First Amendment to the Lease Agreement between T. Warren Investments, Inc., as Landlord, and Correctional Systems, Inc., as Tenant, dated September 26, 2000 for the certain premises located in Edinburg, TX as more particularly described in the Lease Agreement.
     (b) (Mid Valley, TX) That certain First Amendment to the Lease Agreement between T. Warren Investments, Inc., as Landlord, and Correctional Systems, Inc., as Tenant, dated February 1, 2008 for the certain premises located in Edinburg, TX as more particularly described in the Lease Agreement.
     38. (Midtown, AK) That certain Lease Agreement between WBP Leasing, Inc., as Landlord, and Cornell Corrections of Alaska, Inc., as Tenant, dated January 1, 2000 for the certain premises located in Anchorage, AK as more particularly described in the Lease Agreement.

     39. (Northstar Center, AK) That certain Lease Agreement between Parks Hiway Enterprises, LLC and Cornell Corrections Inc., as Tenant, dated October 31, 2007 for the certain premises located in Fairbanks, AK as more particularly described in the Lease Agreement.
     40. (Oakland, CA) That certain Lease Agreement between WBP Leasing, Inc., as Landlord, and Cornell Corrections of California, Inc., as Tenant, dated _______ for the certain premises located in Oakland, CA as more particularly described in the Lease Agreement.
     41. (Parkview, AK) That certain Lease Agreement between Parkview Manor Apartments., as Landlord, and St. John Investments, as Tenant, dated February 26, 1992 for the certain premises located in Anchorage, AK as more particularly described in the Lease Agreement.
     42. (Regional CC, NM) That certain Lease Agreement between The County of Bernalillo, as Landlord, and Cornell Companies, Inc., as Tenant, dated October 14, 2003 for the certain premises located in Albuquerque, NM as more particularly described in the Lease Agreement.
     (a) (Regional CC, NM) That certain First Amendment to the Lease Agreement between The County of Bernalillo, as Landlord, and Cornell Companies, Inc., as Tenant, dated March 1, 2008 for the certain premises located in Albuquerque, NM as more particularly described in the Lease Agreement.
     (b) (Regional CC, NM) That certain First Option to the Lease Agreement between The County of Bernalillo, as Landlord, and Cornell Companies, Inc., as Tenant, dated April 15, 2009 for the certain premises located in Albuquerque, NM as more particularly described in the Lease Agreement.
     43. (Salt Lake City, UT) That certain Lease Agreement between Kimwell Corporation, as Landlord, and Cornell Corrections, Inc., as Tenant, dated 1995 for the certain premises located in Salt Lake City, Utah as more particularly described in the Lease Agreement.
     (a) (Salt Lake City, UT) That certain First Amendment to the Lease Agreement between Kimwell Corporation, as Landlord, and Cornell Corrections, Inc., as Tenant, dated October 1, 2000 for the certain premises located in Salt Lake City, Utah as more particularly described in the Lease Agreement.
     (b). (Salt Lake City, UT) That certain Second Amendment to the Lease Agreement between Kimwell Corporation, as Landlord, and Cornell Corrections, Inc., as Tenant, dated November 7, 2005 for the certain premises located in Salt Lake City, Utah as more particularly described in the Lease Agreement.
     44. (Taylor St, CA) That certain Lease Agreement between WBP Leasing, as Landlord, and Cornell Corrections, Inc., as Tenant, dated December 1, 1998 for the certain premises located in San Francisco, CA as more particularly described in the Lease Agreement.

     45. (York County, PA) That certain Lease Agreement between Barbra J. Buffington, as Landlord, and Abraxas Foundation, Inc., as Tenant, dated January 10, 2007 for the certain premises located in York, PA as more particularly described in the Lease Agreement.
     (a) (York County, PA) That certain Lease Agreement between Barbra J. Buffington, as Landlord, and Abraxas Foundation, Inc., as Tenant, dated July 21, 2008 for the certain premises located in York, PA as more particularly described in the Lease Agreement.
     (b) (York County, PA) That certain Lease Agreement between Barbra J. Buffington, as Landlord, and Abraxas Foundation, Inc., as Tenant, dated June 29, 2009 for the certain premises located in York, PA as more particularly described in the Lease Agreement.
     46. (Seaside, AK) That certain Lease Agreement between the WMS, LLC., as Landlord, and St. Johns Investments, Inc., as Tenant, dated August 12, 1998 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.
     (a) (Seaside, AK) That certain First Amendment to the Lease Agreement between the WMS, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated July 12, 1999 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.
     (b) (Seaside, AK) That certain Second Amendment to the Lease Agreement between the WMS, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated July 20, 1999 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.
     (c) (Seaside, AK) That certain Renewal to the Lease Agreement between the WMS, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated June 3, 2002 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.
     (d) (Seaside, AK) That certain Third Amendment to the Lease Agreement between the WMS, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated April 1, 2003 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.
     (e) (Seaside, AK) That certain Fourth Amendment to the Lease Agreement between the WMS, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated January 1, 2006 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.
     (f) (Seaside, AK) That certain Renewal to the Lease Agreement between the WMS, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated August 3, 2009 for the certain premises located in Nome, Alaska as more particularly described in the Lease Agreement.

     47. (Hudson — Land Tract, CO) That certain Lease Agreement between the PPD Hudson Associates, LLC, as Landlord, and WBP Leasing, Inc., as Tenant, dated June 9, 2010 for the certain premises located in Hudson, Colorado as more particularly described in the Lease Agreement.
     48. (Youth Admin — Pittsburg, PA) That certain Lease Agreement between SJS Development Company, as Landlord, and Cornell Companies, Inc., as Tenant, dated June 6, 2003 for the certain premises located in Pittsburg, Pennsylvania as more particularly described in the Lease Agreement.
     (a) (Youth Admin — Pittsburg, PA) That certain First Amendment to the Lease Agreement between SJS Development Company, as Landlord, and Cornell Companies, Inc., as Tenant, dated April 23, 2008 for the certain premises located in Pittsburg, Pennsylvania as more particularly described in the Lease Agreement.
     (a) (Youth Admin — Pittsburg, PA) That certain Second Amendment to the Lease Agreement between SJS Development Company, as Landlord, and Cornell Companies, Inc., as Tenant, dated June 5, 2008 for the certain premises located in Pittsburg, Pennsylvania as more particularly described in the Lease Agreement.
     49. (Riverbend — Milledgeville, GA) That certain Lease Agreement between The State of Georgia acting by and through The State Properties Commission, as Landlord, and The Geo Group, Inc., as Tenant, dated July, 2010 for the use of certain real property located in Milledgeville, Georgia as more particularly described in the Lease Agreement.
     50. (RCC Warehouse — Albuquerque, NM) That certain Lease Agreement between James R. McClintock (dba McClintock), as Landlord, and Cornell Companies, Inc., as Tenant, dated June 9, 2004 for the certain premises located in Albuquerque, New Mexico as more particularly described in the Lease Agreement.
     51. (Florida City Land — Miami-Dade County, FL) That certain Lease Agreement between The City of Florida City, Florida, as Landlord, and GEO Design Services, Inc., as Tenant, dated October 28, 2010 for the certain premises located in Miami-Dade County, Florida as more particularly described in the Lease Agreement.
     52. (One Citizens Plaza, 800 Main Street, Anderson, Indiana, 46016) Amendment to Indenture of Lease Agreement dated August 7, 2008 between Citizens Plaza Building, LLC, as landlord, and B.I. Incorporated, as tenant.
     53. (6400 Lookout Road, Suite 101, Boulder, Colorado 80301) Lease Agreement dated March ___, 2009 between Point II, LLC, a Colorado limited liability company, as landlord, and B.I. Incorporated, as tenant.
     54. (Suite 140, 26461 Crown Valley Parkway, Mission Viejo, California) Office Lease dated November 13, 2001 between Albert M. Wray and Evelyn Wray, as Trustees for the Wray Family Living Trust of 1992, dated June 28, 1992 and Richard K. Wray and Virginia R. Wray, as Trustees for the Wray Family Trust of 1998, dated May 7, 1998 (collectively, “Original LL”), and BI Incorporated, as tenant, as amended by First Amendment to Lease dated November

19, 2001, Second Amendment not provided, Third Amendment to Lease dated October 20, 2004 between Joe and Eileen Boswell, Trustees of the Boswell Family Trust dated September 17, 1993, and Michelle L. Boswell, as successors in interest to Original LL (collectively, “LL”), and BI Incorporated; Fourth Amendment to Lease dated August 7, 2005; Fifth Amendment to Lease dated August 27, 2007; Exercise Letter dated October 27, 2009 from BI Incorporated to WRA Property Management, Inc.; and Exercise Letter dated July 16, 2010 from BI Incorporated to WRA Property Management Inc.
     55. (55 Marietta St., Suite 300, Atlanta, Georgia 30303) Office Lease Agreement dated July 2, 2009 between First Amendment to Lease dated August 1, 2009 between Bank Building Limited Partnership, as landlord, and B.I. Incorporated, as tenant.
     56. (231 East Baltimore Street, Suite 1002 Baltimore, Maryland 21202) Office Lease dated May 19, 2004 between Orion Properties I, LLC, a Maryland limited liability company, as landlord, and B.I. Incorporated, as tenant, as amended by Extension and Amendment to Lease dated June ___, 2007 and Second Extension and Amendment to Lease dated June 8, 2009.
     57. (7850 Metro Parkway, Suite 203, Bloomington, Minnesota) (Standard Office) Lease Agreement dated May 3, 2004 between Metropolitan Airports Commission, as landlord, and BI Incorporated, as tenant, as amended by Amendment No. 1 to Lease dated August 15, 2006.
     58. (129 Portland Street, 5th Floor, Boston, Massachusetts 02114) Lease dated __________ 2009 between Olympia Group Limited Partnership, as landlord, and B.I. Incorporated.
     59. (Suite 2B, 410 E. 189th Street, Bronx, City of New York, New York 10458) Standard Form of Office Lease dated December 1, 2009 between Banner Realty Company, LLC, as landlord, and BI Incorporated, as tenant.
     60. (408 Jay Street, 5th Floor, Brooklyn, New York 11201) Office Lease dated January 19, 2010 between Jay Street Realty Associates, as landlord, and B.I. Incorporated, as tenant.
     61. (465 Main Street, Annex Building, Buffalo, New York 14203) Lease Agreement dated August 17, 2009 between Upwood Associates, LLC, as landlord, and B.I. Incorporated, as tenant, as amended by First Amendment to Lease dated August 17, 2009.
     62. (Suite #230, 5000 Nations Crossing Road, Charlotte, North Carolina 28217) Office Lease dated June 29, 2009 between TAC Holdings, LP, as landlord, and B.I. Incorporated, as tenant.
     63. (Suite 240, 820 West Jackson Boulevard, Chicago, Illinois 60607) Office Building Lease dated June 29, 2009, between 820 West Jackson L.L.C., as landlord, and B.I. Incorporated, as tenant.

     64. (Suite 620, 7929 Brookriver Drive, Dallas Texas 75427) Lease Agreement dated June, 2009 between 7929 Brookriver, LP, as landlord, and B.I. Incorporated, as tenant, as amended by First Amendment to Lease dated July 8, 2010.
     65. (4723 West Atlantic Avenue, Building A, Suites 15, 16 & 17, Delray Beach, Florida 33445) Delray Office Plaza Standard Lease between Delray Office Plaza Ltd, as landlord, and B.I. Incorporated, as tenant.
     66. (6551 South Revere Parkway Centennial, Colorado 80111) Office Space Lease dated June 9, 2009 between Eaglecreek Associates IV, as landlord, and BI Incorporated, as tenant.
     67. (Chene Square Shopping Center, 2636 East Jefferson Avenue, Detroit, Michigan) Lease dated July 2009 between Ammori Investments, Inc., as landlord, and B.I. Incorporated, as tenant.
     68. (1535 Hawkins Boulevard, Suites D & E, El Paso, Texas 79925-2648) Standard Shopping Center Lease Marios Holdings, LLC, as landlord, and B.I. Incorporated, as tenant dated June 18, 2009.
     69. (Suite #2-101, 75 Charter Oak Avenue, Hartford, Connecticut 06106) Lease dated September 1, 2009 between 75 Charter Oak, L.P., as landlord, and B.I. Incorporated, as tenant.
     70. (Suite Nos. 150, 151 and a portion of 160, 450 N. Sam Houston Parkway E., Houston, Texas 77060) Office Building Lease dated July 8, 2009 between Shomer VI, Ltd., as landlord, and B.I. Incorporated, as tenant.
     71. (4613 N.W. Gateway Riverside, Missouri 64150) Commercial Lease between G. Winston Peeler II and Brenda J. Peeler, as landlord, and BI Incorporated, as tenant.
     72. (Suite 400, 316 West Second Street, Los Angeles, California 90012) Lease dated October 5, 2007 between Broadway Civic Center, L.P., as landlord, and BI Incorporated, as tenant, as amended by First Amendment to Lease dated July 30, 2008 and Second Amendment to Lease dated June 7, 2010.
     73. (52 Duane Street, Suite B, Lower Level, New York, New York) Standard Form of Office Lease - The Real Estate Board of New York, Inc. dated January 29, 2010 between 52 Duane Associates LLC, as landlord, and B.I. Incorporated, as tenant.
     74. (Units 500-505, 12550 Biscayne Boulevard, Miami, Florida 33181) Lease dated October 13, 2009 between NRD Investments, LLC, as landlord, and BI Incorporated, as tenant.
     75. (318 South Broad Street, New Orleans, Louisiana 70119) Gross Commercial Lease Agreement dated June 30, 2009 between Elite Acquisitions, Inc., as landlord, and BI Incorporated, as tenant.

     76. (7th floor, 972 Broad Street, Newark, New Jersey 07102) Lease Agreement dated as of July 2009 between Sunrise Newark Development, Inc., as landlord, and BI Incorporated, as tenant.
     77. (Suite 160, 9500 Satellite Boulevard, Orlando, Florida 32827) Commercial Lease Agreement effective as of October 1, 2010 between 9500 Satellite Boulevard, LLC, as landlord, and BI Incorporated, as tenant.
     78. (42 South 15th Street, Suite 1010, Philadelphia, Pennsylvania) Office Lease [undated] between 15th & Chestnut, L.P., as landlord, and BI Incorporated, as tenant, as amended by First Amendment to Lease dated November 18, 2009.
     79. (Suite #1215, One Thomas Office Building, 2828 N. Central Avenue, Phoenix, Arizona 85004) Office Lease dated as of July 14, 2009 between Eldan Properties, LLC, as landlord, and BI Incorporated, as tenant.
     80. (Suite 500, 10 NW 3rd Avenue, Portland, Oregon 97209) Office Lease dated as of April 28, 2004 between Fritz Hotel Building, LLC, as landlord, and BI Incorporated, as tenant, with Addendum to Lease, as amended by First Amendment to Lease dated March 16, 2010.
     81. (7th floor, Suites 17 and 18, 163-18 Jamaica Avenue, Jamaica, New York) Agreement of Lease dated December 4, 2007 between 163-18 Jamaica Realty Corp., as landlord, and BI Incorporated, as tenant, together with Rider to Lease, as amended by Lease Modification and Extension Agreement dated June 22, 2010.
     82. (Suite 105, 5296 South Commerce Drive, Murray, Utah) Lease dated as of July 2, 2009 between 5300 South Commerce Dr. Assoc., L.C., as landlord, and BI Incorporated, as tenant.
     83. (Suite 160, 1800 N.E. Loop 410, San Antonio, Texas 78218) Lease Agreement dated as of July 22, 2009 between James F. Cotter, as landlord, and BI Incorporated, as tenant.
     84. (Suite 313 and Suite 308, 255 North D Street, San Bernardino, California) Commercial Lease dated as of March 21, 2008 between Luxor Properties, Inc. (as successor-in-interest to Eugene Sussli), as landlord, and BI Incorporated, as tenant, as amended by Amendment to the Commercial Lease dated November 18, 2008, as amended by Lease Extension/Month to Month Tenancy dated May 26, 2009, Third Amendment to Lease dated August 19, 2009 and Fourth Amendment to Lease dated December 22, 2009.
     85. (Suite 101, 520 West Ash Street, San Diego, California 92101) Standard Multi-Tenant Office Lease dated June 29, 2009 between D&A Semi-Annual Mortgage Fund III, LP, as landlord, and BI Incorporated, as tenant , together with Addendum.

     86. (323-325 Pacific Avenue, 1st Floor, San Francisco, California) Standard Multi-Tenant Office Lease dated June 9, 2009 between 325 Pacific Avenue Partners, as landlord, and BI Incorporated, as tenant , together with Addendum.
     87. (Suite 160, 901 Civic Center Drive, Santa Ana, California 92702) Office Lease Agreement dated May 12, 2008 between NNN VF 901 Civic, LLC, as landlord, and BI Incorporated, as tenant.
     88. (Suite A-160, 14220 Interurban Avenue South, Tukwila, Washington 98188) Office Lease dated July 9, 2009 between Principle Equity Properties, LP on behalf of the tenant in common owners of Fairway Center, as landlord, and BI Incorporated, as tenant.
     89. (Suite 200, 2721 Prosperity Avenue, Fairfax, Virginia 22031) Industrial Lease Agreement dated June 26, 2009 between PS Business Parks, LP, as landlord, and BI Incorporated, as tenant.
     90. (26 South Pennsylvania Avenue, 4th Floor, Atlantic City, New Jersey) Lease Agreement Business and Commercial between 26 South Pennsylvania Avenue Realty Co., as landlord, and B.I. Incorporated, as tenant.
     91. (15290 E. 6th Avenue, Suite #160, Chambers Office Centre, Aurora, Colorado 80011) Office Lease (Chambers Centre Shopping Center Office Building) aka Chambers Office Centre dated April 23, 2003, between Chambers Center LLC, as landlord, and B.I. Incorporated, as amended by Lease Extension and Amendment Agreement (Chambers Centre) dated May 28, 2008.
     92. (402 Beavercreek Road, Suite 105, Oregon City, Oregon 97045) Commercial Lease dated September 26, 2007 between Red Soils Business and Industrial Park, L.L.C., as landlord, and B.I. Inc., as tenant.
     93. (Green Front Center, 341 W. Compton Boulevard, Compton, California 90220) Standard Industrial/Commercial Multi-Tenant Lease — Gross-Modified dated as of September 27, 2010 between Mac R. Esfandi and the Mac R. Esfandi Trust, as landlord, and BI Incorporated, as tenant , together with, Option to Extend Addendum and Addendum.
     94. (876 West Grand Avenue, Decatur, Illinois 62522) Lease dated December 2, 2004 between William P. Glasscock, as landlord, and B.I. Incorporated, as tenant, as amended by that certain Amendment to Lease dated March 11, 2008 and that certain Second Amendment to Lease dated October 22, 2009.
     95. (700 W. Colfax Avenue, Denver, Colorado 80204) Standard Commercial Lease dated _______ between RMO, Inc. (d/b/a Rocky Mountain Orthodontics, Inc.), as landlord, and B.I. Incorporated, as tenant.
     96. (Certain areas in St. Paul’s Episcopal Church, 161 Mansion Street, Poughkeepsie, New York 12601) Lease dated as of September 1, 1997 between the Vicar, Church Wardens and

Vestrypersons of St. Paul’s Episcopal Church, as landlord, and BI Incorporated, as tenant, as amended by Letter Agreement dated December 15, 2009 and First Amendment to Lease dated September 14, 2010.
     97. (Unit B204, 960 Chambers Avenue in Building “B” of Chambers Avenue Professional Center, Eagle, Colorado 81631) Lease Agreement dated January 21, 2009 between Roberts Family LLC, as landlord, and B.I. Incorporated, as tenant.
     98. (208 Commerce Place, 2nd Floor, Elizabeth, New Jersey 07201) Business Lease dated August 1, 2007 between 208 Commerce LLC, as landlord, and B.I. Industries, as tenant.
     99. (699 Summit Boulevard, Suite J, Frisco, Colorado 80443) Commercial Lease effective as of July 1, 2009 between Glynd McDowell, Edith M. McDowell, as landlord, and Behavioral Interventions, as tenant.
     100. (Suites 1319C and 1319D, 1319 Grand Avenue, Glenwood Springs, Colorado 81602) Commercial Lease Agreement dated June 4, 2010 between Roaring Fork Counseling Center, as landlord, and BI, Inc., as tenant.
     101. (810 9th Street, Greely, Colorado 80631) Lease Agreement dated July 19, 2005 between Thomas and Tyler, LLC, as landlord, and BI Incorporated, as tenant, as amended by that certain Amendment of Lease Agreement dated September 19, 2005, that certain Amendment to Lease Agreement dated August 24, 2006 and that certain Amendment of Lease Agreement dated March 31, 2008.
     102. (500 Baker Street, Bakersfield, California) Agreement for Sublease dated as of October 26, 2010 between the County of Kern, State of California, as sublandlord, and BI Incorporated, as subtenant, subject to that certain Agreement for Lease dated October 15, 2009 between the landlord thereunder and the County of Kern, State of California.
     103. (Units P-R, 2099 Wadsworth Boulevard, Lakewood, Colorado) Parkridge Plaza Lease between R.M.T.O limited liability company, as landlord, and BI Incorporated, as tenant, executed October 28, 2002, as amended by Lease Addendum for Relocation and Reduction and Extension of Term of the Demised Premises (addendum to Lease Agreement dated October 28, 2002 as amended by that certain Addendum to Lease Extension dated October 28, 2005 between JB One, LLC, as landlord, and BI Incorporated, as tenant, and Addendum for Lease Extension dated October 28, 2002.
     104. (Suite 2, 125 North Wilkes-Barre Boulevard, Wilkes-Barre, Pennsylvania 18702) Lease dated August 8, 2007 between Joseph J. Bennett and/or Debra Kay Bennett, as landlord, and BI Incorporated, as tenant.
     105. (Suite 4, 125 North Wilkes-Barre Boulevard, Wilkes-Barre, Pennsylvania 18702) Lease dated May 25, 2010 between Joseph J. Bennett and/or Debra Kay Bennett, as landlord, and BI Incorporated, as tenant.

     106. (3345 M Street, Merced, California 95348) Commercial Lease Agreement dated January 9, 2008 between John A. Lucas, Ila A. Lucas, Trustees, as landlord, and BI Incorporated, as tenant, as amended by Third Amendment to Lease dated January 14, 2010.
     107. (Lower Level, East End, Door A, 2040 Sixth Avenue, Neptune City, New Jersey 07753 ) Lease Agreement dated July 30, 2008 between Jersey Shore Plaza, L.L.C., as landlord, and BI Incorporated, as tenant.
     108. (530 Malley Drive, Suite 506, Northglenn, Colorado 80233) Shopping Center Lease dated as of August 15, 2007 between Malley Heights, LLC, as landlord, and BI Inc., as tenant.
     109. (4750 N. Sheridan Road, Suite 200, Chicago, Illinois 60640) Memorandum of Understanding dated as of November 1, 2009 between The Institute of Cultural Affairs (Ecumenical Institute), as landlord, and BI Incorporated, as tenant.
     110. (205-207 New Brunswick Avenue, Suite C, Perth Amboy, New Jersey 08861) Agreement of Lease dated as of February 10, 2006 between 203 New Brunswick, LLC, as landlord, and BI Incorporated, as tenant, as amended by First Amendment to Lease dated February 24, 2010 and Letter Amendment dated December 9, 2010.
     111. (1224 Tacoma Avenue, Tacoma, Washington 98402) Lease Agreement dated as of October 6, 2010 between Roberson Building Company, as landlord, and BI Incorporated, as tenant, together with (i) Addendum/ Amendment to CBA Leases, (ii) Rent Rider, (iii) Parking Rider, and (iv) Option to Extend Rider.
     112. (1430-F Railroad Avenue, Rifle, Colorado 81650) Commercial Lease Agreement dated as of June 4, 2010 between Roaring Fork Counseling Center, as landlord, and BI, Inc., as tenant.
     113. (Suites 213 & 217 located at 119 Church Street, Rockford, Illinois 61101) Office Lease dated as of December 1, 2004 between The Chicago Trust Company, as successor trustee to First America Trust Co, under Trust #669, as landlord, and BI Incorporated, as tenant , together with Rider, and amended by Amendment to Lease dated March 14, 2008 and Amendment to Lease dated November 5, 2009.
     114. (Suite 1, 427 Pajaro Street, Salinas, California 93901) Standard Multi-Tenant Office Lease dated as of November 3, 2009 between Beverly Peterson and Rose Marie Pozas, as landlord, and BI Incorporated, as tenant.
     115. (3211 Jefferson Street, San Diego, California) Commercial Building Lease dated as of August 31, 2010 between P and G Company, as landlord, and BI Incorporated, as tenant.
     116. (Suite 225, 1513 Line Avenue, Shreveport, Louisiana) P&S Building Lease dated as of May 11, 2010 between Mid-City Plaza, L.L.C., as landlord, and BI Incorporated, as tenant.

     117. (Honor Farm Barracks A, B and C located at 7000 Michael N. Canlis Road, French Camp, California 95231 aka 1003 W. Matthew Road, French Camp, California 95231) Office Lease dated March 1, 2008 between San Joaquin County, California, as landlord, and BI Incorporated, as tenant, as amended by Letter re: Exercise of First Lease Option dated January 5, 2010.
     118. (3311 S. Fairway, Visalia, California 9327) Commercial Lease and Deposit Receipt dated January 7, 2010 between Jon E. Marling & Tamara Marling Family Partnership, as landlord, and BI Incorporated, as tenant.
     119. (3490 W. Grand Avenue, Chicago, Illinois) Office Lease dated April __, 2005 between Millennium Properties, Inc., as agent for landlord, and BI Incorporated, as tenant, as amended by First Amendment to Lease dated April 30, 2008 and Second Amendment to Lease dated April 28, 2010.
     120. (703 East 21st North, Wichita, Kansas 67214) Commercial Lease dated as of May 31, 2002 between Webb Road Development, Inc., as landlord (“WRD”), and Community Solutions, Inc. (“CSI”); Lease Guaranty Agreement/Construction Funding dated May 31, 2002 between the City of Wichita, Kansas (“City”), WRD and CSI; Assignment and Assumption of Lease and Landlord’s Consent dated November __, 2005 between CSI, BI Incorporated, and WRD; Agreement Regarding Lease and Guaranty dated December 13, 2005 between City, WRD, CSI and BI Incorporated; Second Agreement Regarding Lease and Guaranty dated December __, 2008 between BI Incorporated and City; Services Agreement dated June 1, 2006 between Sedgwick County, Kansas and BI Incorporated, together with Amendment to Services Agreement dated December 14, 2006, Addendum to Services Agreement dated December 19, 2007 and Second Addendum to Services Agreement dated June 17, 2008.
     And, any other owned or leased real estate interests which in the aggregate are not material.

Exhibit A
See attached
Amendment No. 1